UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2017
Brighthouse Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37905	81-3846992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Gragg Building, 11225 North Community House Road Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(980) 365-7100
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01   Other Events.

On August 2, 2017, Brighthouse Financial, Inc. (the “Company”) disclosed that the amount of assets to be distributed to MetLife, Inc. (“MetLife”) in connection with the previously announced spin-off of the Company from MetLife (the “Spin-off”) will be approximately $3.0 billion, resulting in a cash payment of approximately $1.8 billion to be paid to MetLife prior to the completion of the Spin-off.  The Company also announced that it anticipates increasing its statutory reserves by approximately $400 million due to refinements in legacy actuarial models.

After giving effect to this statutory reserve increase and the completion of the Spin-off, we estimate that (i) as of December 31, 2016, our combined company action level risk-based capital (“Combined RBC”) ratio would have been approximately 650% and (ii) as of June 30, 2017, we would have held approximately $2.3 billion of assets in excess of CTE95 to support our variable annuity book.  We define CTE95 as the amount of assets required to satisfy contract holder obligations across market environments in the average worst five percent of 1,000 capital market scenarios over the life of the contracts.
Forward-Looking Statements
This Current Report on Form 8-K contains information that includes or is based upon forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, statements regarding the separation and distribution, including the timing and expected benefits thereof, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse Financial, its subsidiaries and affiliates. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. A number of important factors, including, without limitation, the risks and uncertainties discussed in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Preliminary Information Statement of Brighthouse Financial, Inc., subject to completion, dated June 30, 2017 included as Exhibit 99.1 to Amendment No. 5 to our Registration Statement on Form 10, filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 30, 2017 could cause actual results and outcomes to differ from those reflected in the forward-looking statements. Additional factors that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, without limitation: risks relating to the formation of Brighthouse Financial and our recapitalization; the timing of the separation and the distribution, whether the conditions to the distribution will be met, whether the separation and the distribution will be completed, and whether the distribution will qualify for non-recognition treatment for U.S. federal income tax purposes and potential indemnification to MetLife if the distribution does not so qualify; the impact of the separation on our business and profitability due to MetLife’s strong brand and reputation, the increased costs related to replacing arrangements with MetLife with those of third- parties and incremental costs as a public company; whether the operational, strategic and other benefits of the separation can be achieved, and our ability to implement our business strategy; our degree of leverage following the separation due to indebtedness incurred in connection with the separation; differences between actual experience and actuarial assumptions and the effectiveness of our actuarial models; higher risk management costs and exposure to increased counterparty risk due to guarantees within certain of our products; the effectiveness of our proposed exposure management strategy, and the timing of its implementation and the impact of such strategy on net income volatility and negative effects on our statutory capital; the additional reserves we will be required to hold against our variable annuities as a result of actuarial guidelines; a sustained period of low equity market prices and interest rates that are lower than those we assumed when we issued our variable annuity products; the effect adverse capital and credit market conditions may have on our ability to meet liquidity needs and our access to capital; the impact of regulatory, legislative or tax changes on our insurance business or other operations; the effectiveness of our risk management policies and procedures; the availability of reinsurance and the ability of our counterparties to our reinsurance or indemnification arrangements to perform their obligations thereunder; heightened competition, including with respect to service, product features, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; changes in accounting standards, practices and/or policies applicable to us; the ability of our insurance subsidiaries to pay dividends to us, and our ability to pay dividends to our shareholders; our ability to market and distribute our products through distribution channels; and our ability to attract and retain key personnel.

Any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. Please consult any further disclosures Brighthouse Financial, Inc. makes on related subjects in subsequent reports to the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTHOUSE FINANCIAL, INC.

By:	/s/ Lynn A. Dumais
	Name:	Lynn A. Dumais
	Title:	Chief Accounting Officer

Date: August 2, 2017

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